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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): March 30, 2001

                             IMAGEWARE SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)





             CALIFORNIA                   001-15757              33-0224167
---------------------------------  ------------------------  -------------------
       (STATE OR JURISDICTION                                 (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION) (COMMISSION FILE NUMBER)  IDENTIFICATION NO.)





                              10833 THORNMINT ROAD
                               SAN DIEGO, CA 92127
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 673-8600










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     ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

     On March 30, 2001, ImageWare Systems, Inc., a California corporation (the "Company"), through its wholly-owned subsidiary I.W. Systems Canada Company, a Nova Scotia unlimited liability company ("Acquisition Sub"), purchased substantially all of the assets (the "Purchased Assets") and assumed certain liabilities of G & A Imaging, Ltd., a Canadian corporation ("G & A") pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of March 8, 2001, by and among the Company, Acquisition Sub, G & A and R & G Imaging Ltd., a Canadian corporation and a shareholder of G & A (the "Asset Purchase"). For a detailed description of the terms and conditions of the Asset Purchase Agreement, reference is made to such agreement, which is filed as
Exhibit 2.1 hereto and incorporated herein by reference.

     As consideration for the Asset Purchase, the Company paid to G & A and certain of its creditors, in cash, a total of $2,500,000 in United States dollars and issued a total of 665,000 shares to certain shareholders of G & A. Of the shares of common stock of the Company issued as consideration, 153,290 will be subject to an escrow for a period of one year (which one-year period could be extended in the event any claims are made) to satisfy certain indemnification and other obligations of G & A and R & G Imaging Ltd. that run in favor of the Company and its affiliates. The cash portion of the consideration was paid out of proceeds from the Company's initial public offering and general working capital.

     The nature of the business of the Purchased Assets relates to the supply of software and software systems for digital identification documents. The Company intends to continue the current use of the Purchased Assets.

     There were no material relationships between the Company or any of its affiliates, directors or officers and the persons to whom the Company issued shares of common stock of the Company in the Asset Purchase.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

         (c)      EXHIBITS

                  2.1 Asset Purchase Agreement, dated as of March 8, 2001, by and among ImageWare Systems, Inc., I.W. Systems Canada Company, G & A Imaging Ltd. and R & G Imaging Ltd.


                                      1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 16, 2001                       ImageWare Systems, Inc.

                                           /s/ S. James Miller, Jr.
                                           -------------------------------------
                                           S. James Miller, Jr.
                                           President and Chief Executive Officer




                                      2.
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                                INDEX TO EXHIBITS

2.1 Asset Purchase Agreement, dated as of March 8, 2001, by and among ImageWare Systems, Inc., I.W. Systems Canada Company, G & A Imaging Ltd. and R & G Imaging Ltd.





                                      3.